UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 1, 2020

Commission file number 1-5684

W.W. Grainger, Inc.
(Exact name of registrant as specified in its charter)

Illinois				36-1150280
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

100 Grainger Parkway,	Lake Forest,	Illinois		60045-5201
(Address of principal executive offices)				(Zip Code)
		847	535-1000
(Registrant’s telephone number including area code)

Not Applicable
(Former name, former address and former fiscal year; if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    An annual meeting of shareholders of W.W. Grainger, Inc. (the “Company”) was held on April 29, 2020.

(b)    The number of shares issued, outstanding and eligible to vote at the meeting as of its record date of March 2, 2020 was 53,673,069.

At the meeting:

Management’s nominees were elected as directors of the Company for the ensuing year.  Of the 48,903,306 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares withheld/against (or abstained), and the number of broker non-votes were as follows with respect to each of the nominees:

Name	Shares Voted for Election	Shares Withheld/Against (or Abstained)	Broker Non-Votes
R. C. Adkins	38,388,480	3,126,808	7,388,018
B. P. Anderson	39,552,726	1,962,562	7,388,018
V. A. Hailey	40,621,864	893,424	7,388,018
S. L. Levenick	40,137,530	1,377,758	7,388,018
D. G. Macpherson	39,030,476	2,484,812	7,388,018
N. S. Novich	40,299,954	1,215,334	7,388,018
B. R. Perez	40,678,119	837,169	7,388,018
M. J. Roberts	39,888,396	1,626,892	7,388,018
E. S. Santi	41,071,585	443,703	7,388,018
S. Slavik Williams	41,385,203	130,085	7,388,018
L. E. Watson	41,167,243	348,045	7,388,018

A proposal to ratify the appointment of Ernst & Young LLP as independent auditor of the Company for the year ending December 31, 2020 was approved.  Of the 48,903,306 shares present or represented by proxy at the meeting, 48,048,542 shares were voted for the proposal, 815,680 shares were voted against the proposal and 39,084 shares abstained from voting with respect to the proposal.

A non-binding advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved.  Of the 48,903,306 shares present or represented by proxy at the meeting, 38,595,366 shares were voted for the proposal, 2,672,522 shares were voted against the proposal and 247,400 shares abstained from voting with respect to the proposal. There were 7,388,018 broker non‑votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 1, 2020

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy Jr.
Name: Hugo Dubovoy, Jr. Title: Vice President, Corporate Secretary